UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 21, 2021
Date of Report (Date of earliest event reported)

PETROTEQ ENERGY INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55991	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15315 W. Magnolia Blvd., Suite 120 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

(800) 979-1897
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

__________

SECTION 2 - FINANCIAL INFORMATION

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 21, 2021, Petroteq Energy Inc. (the "Company") issued a secured convertible debenture in the principal amount of $3,000,000 (including a 20% original issue discount) for a purchase price of $2,500,000.  The debenture matures on July 21, 2025, and bears interest at a rate of 10% per annum, calculated and payable quarterly in cash in arrears on the last business day of November, February, May and August of each year, commencing with the first interest payment date of August 31, 2021.  The purchase price is convertible at the option of the debenture holder into common shares of the Company at a conversion price of $0.12 per share, subject to adjustment.

The security documentation in relation to the new $3,000,000 principal amount debenture has not yet been finalized.  Management anticipates that, subject to negotiations with the debenture holder, the Company's obligations under the debenture will be secured by the interests of the Company or one of its subsidiaries  in a U.S. oil and gas lease covering lands located in the P.R. Spring area of Utah.

The debenture holder also received 20,833,333 transferable common share purchase warrants, each of which entitles the holder to purchase one common share of the Company at an exercise price of $0.12 per share until July 21, 2025.

The Company relied on the registration exemption provided by Rule 506(b) of Regulation D under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") to offer and sell the $3,000,000 principal amount debenture and the warrants to the debenture holder, an institutional accredited investor.  The debenture, the warrants, and the underlying common shares issuable upon conversion of the debenture and exercise of the warrants have been or will be issued as "restricted securities" as defined in Rule 144 under the U.S. Securities Act.

In addition, on July 24, 2021, the Company issued a convertible debenture in the principal amount of $120,000 principal amount (including a 20% original issue discount) for a purchase price of $100,000.  The debenture matures on July 24, 2023, and bears interest at a rate of 8.0% per annum, calculated and payable quarterly in cash in arrears on the last business day of November, February, May and August of each year, commencing with the first interest payment date of August 31, 2021.  The purchase price is convertible at the option of the debenture holder into common shares of the Company at a conversion price of $0.12 per share, subject to adjustment.  The debenture holder also received 833,333 transferable common share purchase warrants, each of which entitles the holder to purchase one common share of the Company at an exercise price of $0.12 per share until July 24, 2023.

The $120,000 principal amount debenture and the warrants were issued in an offshore transaction in reliance on Rule 903 of Regulation S under the U.S. Securities Act.  The debenture, the warrants, and the underlying common shares issuable upon conversion of the debenture and exercise of the warrants have been or will be issued as "restricted securities" as defined in Rule 144 under the U.S. Securities Act.

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

On July 30, 2021, the Company disseminated a news release which is reproduced below in its entirety.

PETROTEQ PROVIDES BY-WEEKLY UPDATE ON STATUS OF APPLICATION FOR
MANAGEMENT CEASE TRADE ORDER

Sherman Oaks, California - July 30, 2021 - Petroteq Energy Inc. ("Petroteq" or the "Company") (TSXV:PQE; OTC:PQEFF; FSE:PQCF), an oil company focused on the development and implementation of its proprietary oil-extraction and remediation technologies, is providing this bi-weekly update on the status of the Company's application for a management cease trade order (the "MCTO") which has now been filed by the Company with its principal regulator, the Ontario Securities Commission, under National Policy 12-203 - Management Cease Trade Orders ("NP 12-203"), following the Company's announcement on July 16, 2021 (the "Announcement") that it will be unable to file its quarterly report on Form 10-Q (and related certifications) for the period ended May 31, 2021 (the "Documents") on or before July 30, 2021, as required under Canadian National Instrument 51-102 - Continuous Disclosure Obligations. The MCTO, if granted, will not affect the ability of investors who are not insiders to trade in the securities of the Company. No decision has yet been made by the Ontario Securities Commission on this application.

The Company continues to work closely with its auditor to remedy the default status and file the Documents and the restatements of its Periodic Financial Statements (as such term is defined in the Announcement), as soon as possible.

As referenced in the Announcement, the Audit Committee of Petroteq has engaged legal counsel to undertake a review of the Settlement Agreement, the Note and the Security Agreement with the view to determining whether they are enforceable (and, in particular, whether the Security Agreement has properly charged the Company's right, title and interest in the Oil and Gas Leases as personal property, and whether any security interests purportedly granted pursuant to the Security Agreement have been perfected under applicable law), and whether the related liability should be classified as an actual or contingent liability.

The Company confirms that since the date of the Announcement: (i) except as set out above, there has been no material change to the information set out in the Announcement that has not been generally disclosed; (ii) the Company is satisfying and confirms that it intends to continue to satisfy the provisions of the alternative information guidelines under NP 12-203 and issue bi-weekly default status reports for so long as the delay in filing the Documents is continuing, each of which will be issued in the form of a press release; (iii) there has not been any other specified default by the Company under NP 12-203; (iv) the Company is not subject to any insolvency proceedings; and (v) there is no material information concerning the affairs of the Company that has not been generally disclosed.

The Company also announces that it has closed the (i) equity financing of 17,874,996 units at US$0.12 per unit for gross proceeds of US$2,144,999.92, (ii) debt financing of a US$3,000,000 principal amount (including a 20% OID) convertible secured debenture and 20,833,333 transferable common share purchase warrants, for the total subscription price of US$2,500,000, and (iii) debt financing of a US$120,000 principal amount (including a 20% OID) convertible debenture and 833,333 transferable common share purchase warrants, for the total subscription price of US$100,000, previously announced on July 13, 2021.  In connection with the above noted financings, the Company paid registered dealers and finders (i) an aggregate cash commission of $237,999.99, and (ii) non-transferable compensation options to purchase 5,785,415 common shares of the Company at an exercise price of US$0.12 per share for a period of twenty-four months from closing for 316,666 of the options and forty-eight (48) months from closing for 5,468,749 of the options.

About Petroteq Energy Inc.

Petroteq is a clean technology company focused on the development, implementation and licensing of a patented, environmentally safe and sustainable technology for the extraction and reclamation of heavy oil and bitumen from oil sands and mineable oil deposits. The versatile technology can be applied to both water-wet deposits and oil-wet deposits - outputting high-quality oil and clean sand.

Petroteq believes that its technology can produce a relatively sweet heavy crude oil from deposits of oil sands at Asphalt Ridge without requiring the use of water, and therefore without generating wastewater which would otherwise require the use of other treatment or disposal facilities which could be harmful to the environment. Petroteq's process is intended to be a more environmentally friendly extraction technology that leaves clean residual sand that can be sold or returned to the environment, without the use of tailings ponds or further remediation.

For more information, visit www.Petroteq.energy.

Forward-Looking Statements

Certain statements contained in this press release contain forward-looking statements within the meaning of the U.S. and Canadian securities laws. Words such as "may," "would," "could," "should," "potential," "will," "seek," "intend," "plan," "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to the Company are intended to identify forward-looking information, including the planned restatement and filing of the Periodic Financial Statements noted herein and the issuance of a MCTO in respect of the Company. Readers are cautioned that there is no certainty that it will be commercially viable to produce any portion of the resources. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company's current views and intentions with respect to future events, based on information available to the Company, and are subject to certain risks, uncertainties and assumptions. Material factors or assumptions were applied in providing forward-looking information. While forward-looking statements are based on data, assumptions and analyses that the Company believes are reasonable under the circumstances, whether actual results, performance or developments will meet the Company's expectations and predictions depends on a number of risks and uncertainties that could cause the actual results, performance and financial condition of the Company to differ materially from its expectations. Certain of the "risk factors" that could cause actual results to differ materially from the Company's forward-looking statements in this press release include, without limitation: failure by the Exchange or the directors of the Company to provide necessary approvals; all closing conditions being satisfied or waived; uncertainties inherent in the estimation of resources, including whether any reserves will ever be attributed to the Company's properties; since the Company's extraction technology is proprietary, is not widely used in the industry, and has not been used in consistent commercial production, the Company's bitumen resources are classified as a contingent resource because they are not currently considered to be commercially recoverable; full scale commercial production may engender public opposition; the Company cannot be certain that its bitumen resources will be economically producible and thus cannot be classified as proved or probable reserves in accordance with applicable securities laws; changes in laws or regulations; the ability to implement business strategies or to pursue business opportunities, whether for economic or other reasons; status of the world oil markets, oil prices and price volatility; oil pricing; state of capital markets and the ability of the Company to raise capital; litigation; the commercial and economic viability of the Company's oil sands hydrocarbon extraction technology, and other proprietary technologies developed or licensed by the Company or its subsidiaries, which currently are of an experimental nature and have not been used at full capacity for an extended period of time; reliance on suppliers, contractors, consultants and key personnel; the ability of the Company to maintain its mineral lease holdings; potential failure of the Company's business plans or model; the nature of oil and gas production and oil sands mining, extraction and production; uncertainties in exploration and drilling for oil, gas and other hydrocarbon-bearing substances; unanticipated costs and expenses, availability of financing and other capital; potential damage to or destruction of property, loss of life and environmental damage; risks associated with compliance with environmental protection laws and regulations; uninsurable or uninsured risks; potential conflicts of interest of officers and directors; risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; and other general economic, market and business conditions and factors, including the risk factors discussed or referred to in the Company's disclosure documents, filed with United States Securities and Exchange Commission and available at www.sec.gov (including, without limitation, its most recent annual report on Form 10-K under the Securities Exchange Act of 1934, as amended), and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com.

Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward- looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this press release is made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

CONTACT INFORMATION

Petroteq Energy Inc.

Mark Korb, Chief Financial Officer

Tel: (800) 979-1897

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROTEQ ENERGY INC.

DATE: July 30, 2021	By:	/s/ Alex Blyumkin
Alex Blyumkin
Executive Chairman